UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2008

American Telecom Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-32736	77-0602480
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2466 Peck Road City of Industry, California	90601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 261-7466

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principle Officers; Election of Directors; Appointment of Principle Officers

On January 14, 2008, Mr. August J. Liguori was named President and Chief Operating Officer. Mr. Liguori brings more than 30 years of experience in senior management positions including Chief Operating Officer and Chief Financial Officer for such notable public companies as World Wrestling Entertainment Inc, Marvel Entertainment Group Inc., Atari Corp and Warner Communications Inc. (now TimeWarner). Mr. Liguori has extensive experience in retail distribution, manufacturing operations and finance.

On January 18, 2008, Edward James, Company’s Chief Financial Officer resigned for personal reasons. On an interim basis, Mr. Liguori will assume the role of Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

American Telecom Services, Inc.

Date: January 25, 2008

By: /s/ Bruce Hahn
Name: Bruce Hahn
Title: Chief Executive Officer

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